                                     [logo]
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                                    COLONIAL
                                 NEWPORT JAPAN
                                      FUND
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                                SEMIANNUAL REPORT
                                FEBRUARY 28, 1997


                               [Graphic Omitted]



                    NOT FDIC-             MAY LOSE VALUE
                    INSURED               NO BANK GUARANTEE

                        COLONIAL NEWPORT JAPAN HIGHLIGHTS
                      SEPTEMBER 1, 1996 - FEBRUARY 28, 1997

INVESTMENT OBJECTIVE: Colonial Newport Japan Fund seeks capital appreciation by investing primarily in equity securities of Japanese companies.

THE FUND IS DESIGNED TO OFFER:
  |X| A portfolio of quality Japanese stocks
  |X| Long-term growth potential
  |X| Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "We focus on high quality Japanese companies that dominate their industries and derive a significant portion of their earnings from exports. Our quality-based approach is designed to reward shareholders over
the long term."                                                   -- David Smith

                     COLONIAL NEWPORT JAPAN FUND PERFORMANCE

                                             CLASS A      CLASS B      CLASS D

Inception Date                                6/3/96       6/3/96      6/3/96
-------------------------------------------------------------------------------
6-month total returns, assuming               (6.18)%     (6.50)%      (6.50)%
reinvestment of all distributions and no
sales charge or contingent deferred sales
charge (CDSC)
-------------------------------------------------------------------------------
6-month total returns assuming maximum       (11.57)%    (11.18)%      (8.36)%
offering price (MOP) and CDSC*
-------------------------------------------------------------------------------
Net asset value per share on 2/28/97          $ 9.11      $ 9.06      $ 9.06

*MOP returns include the maximum sales charge of 5.75% for Class A and 1% for Class D shares. The CDSC returns reflect the maximum charge of 5% and 1%, respectively, for Class B and Class D shares. Past performance cannot predict future results. Returns and value will fluctuate, resulting in a gain or loss on sale.

TOP FIVE HOLDINGS (as of 2/28/97)**       TOP FIVE SECTORS (as of 2/28/97)**+
--------------------------------------------------------------------------------
1. Hoya Corp. ................... 4.7%    1. Consumer Cyclicals ...... 20.8%
2. Matsushita-Kotobuki .......... 4.5%    2. Technologies ............ 19.3%
3. Matsushita Communications .... 4.2%    3. Financials .............. 10.8%
4. Union Tool ................... 3.4%    4. Health Care .............  7.9%
5. Noritsu Koki Co., Ltd. ....... 3.3%    5. Capital Goods ...........  7.4%

**Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

 +Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present your Fund's semiannual report for the six months ended February 28, 1997. This report reflects on the investment environment of the past six months and on the performance of your Fund.

While economic growth in the Asian region as a whole moderated during 1996, China, Hong Kong and Taiwan experienced an increase in growth throughout the year. In particular, Hong Kong benefited from increased investor enthusiasm. More recently, firmer demand has been evident in Singapore and Malaysia. With 3.6% growth in 1996, Japan had the highest growth among G-7 countries. For the remainder of 1997, Newport anticipates more moderate growth as compared to 1996, fueled largely by continued yen weakness and its resulting positive impact on manufacturing exporters.

Our expectations for 1997 are relatively bright and include an economic surge in the Hong Kong market as control changes hands from the British to the Chinese in June. We anticipate continued capital flows into the Tiger countries as a result of their relatively large sustainable growth rates, which should translate into strong stock market performance.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager, David Smith. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
April 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT
[Photo of David Smith]

DAVID SMITH is the portfolio manager of Colonial Newport Japan Fund and is senior vice president of Newport Fund Management, Inc.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PAST SIX MONTHS?

A. We focused on high quality Japanese companies that dominate their industries and offer investors solid long-term growth potential. Before investing in a company, we require that certain criteria be met. Companies must be well managed, offer the marketplace an exceptional product, and offer investors consistent results and superior growth rates. In addition, we seek out companies that have been "westernized" -- those with managements that are bottom-line oriented and sensitive to the needs of shareholders. We believe our philosophy should reward shareholders over the long term because the Japanese market is becoming increasingly segmented.

Q. HOW DID THE FUND'S PERFORMANCE COMPARE TO THE MORGAN STANLEY JAPAN INDEX (MSCI JAPAN) FOR THE PERIOD?

A. The Fund was down (6.18)% based on net asset value for Class A shares. It did, however, outperform the Index, which returned (16.49)%. The Morgan Stanley Japan Index is an unmanaged index that tracks the performance of Japanese stocks. Unlike mutual funds, an index does not incur fees or charges, and it is not possible to invest in an index.

Q. WHAT HAS THE JAPANESE INVESTMENT ENVIRONMENT BEEN LIKE DURING THE PERIOD AND HOW HAS IT AFFECTED YOUR INVESTMENT PROCESS?

A. The Japanese stock market has been weak since the Fund's inception, reflecting significant uncertainty about the government's fiscal policy. Despite signs of increased consumer spending and export growth, cutbacks in government spending combined with tax increases led many investors to question whether there will be adequate stimulus for economic growth in the short term. However, we view the market's weakness as a buying opportunity. We have been actively reducing the Fund's cash position and increasing our investment in stocks with attractive prices. Furthermore, while the yen's weakness has restrained the return on the Fund, it has also yielded improvements in price competitiveness.

Q. WHAT KINDS OF STOCKS HAS THE FUND PURCHASED?

A. The Fund has significant holdings in consumer and industrial technology-based companies with significant export programs. These companies benefit from the weak yen because Japanese products are attractively priced in many markets, particularly the U.S. One such investment is Hoya Corp., the only worldwide producer of glass disks for hard disk drives used in laptop computers. Hoya has superior growth potential because it has supply contracts with IBM and Toshiba, the largest manufacturers of laptops. Another holding is Matsushita Kotobuki, a subsidiary of Matsushita Corp. This company manufactures hard disk drives and is the sole supplier to Quantum Corp., the world's largest hard drive producer. In addition, the company is active in developing the next generation of both large capacity floppy disk drive technology and CD technology. Both of these stocks enjoyed double digit returns in a declining market environment.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Over the short term, the weak market should provide attractive buying opportunities. While we don't believe that the yen will weaken further, we do not anticipate any significant near-term improvement in its value relative to the dollar. As a result, we will be maintaining our overweighting in companies with export-driven earnings. Over the intermediate to long term, we believe there will be a shift of investor attitudes toward bottom-line performance that will benefit the Fund's holdings. Overall, we believe that the fundamentals, corporate profitability and accountability of Japanese companies are improving. We do not see any political or economic risks on the horizon that would cause us to change our investment strategy.

                              INVESTMENT PORTFOLIO

FEBRUARY 28, 1997 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 79.5%                                           SHARES     VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 2.4%
 BUILDING CONSTRUCTION
 Sawako Corp.                                                        9    $  152
                                                                          ------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 10.8%
 NONDEPOSITORY CREDIT INSTITUTIONS
 Acom Co., Ltd.                                                      3       102
 Credit Saison Co., Ltd.                                             6       118
 Nichiei Co., Ltd.                                                   2       157
 Promise Co., Ltd.                                                   2        89
 Sanyo Shinpan Finance Co.                                           1        26
 Shohkoh Fund                                                        1       193
                                                                          ------
                                                                             685
                                                                          ------
--------------------------------------------------------------------------------
MANUFACTURING - 44.7%
 APPAREL - 0.0%
 Maruco Co., Ltd.                                                  (a)       (a)

 CHEMICALS & ALLIED PRODUCTS - 8.4%
 Canon Chemicals, Inc.                                               4        65
 Fuji Photo Film Co., Ltd.                                           2        67
 Fujimi, Inc.                                                        4       202
 Takeda Chemical Industries Ltd.                                    10       201
                                                                          ------
                                                                             535
                                                                          ------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 19.8%
 Kyocera Corp.                                                       1        59
 Matsushita Communication Industrial Co.                            10       264
 Matsushita-Kotobuki Electronics Industries                         10       287
 Noritsu Koki Co., Ltd.                                              4       210
 Sharp Corp.                                                         3        38
 Sony Corp.                                                          3       196
 TDK Corp.                                                           3       202
                                                                          ------
                                                                           1,256
                                                                          ------

 FOOD & KINDRED PRODUCTS - 0.3%
 Ito En, Ltd.                                                        1        17
                                                                          ------

 MACHINERY & COMPUTER EQUIPMENT - 11.8%
 Canon, Inc.                                                         8       168
 Hoya Corp.                                                          7       299
 SMC Corp.                                                           1        68
 Union Tool                                                         10       216
                                                                          ------
                                                                             751
                                                                          ------

 MEASURING & ANALYZING INSTRUMENTS - 3.0%
 Keyence Corp.                                                       2       196
                                                                          ------

 MISCELLANEOUS MANUFACTURING - 0.9%
 Yamaha Corp.                                                        3        57
                                                                          ------

 TRANSPORTATION EQUIPMENT - 0.5%
 FCC Co., Ltd.                                                       1        32
                                                                          ------
--------------------------------------------------------------------------------
RETAIL TRADE - 8.8%
 BUILDING, HARDWARE & GARDEN SUPPLY - 0.3%
 Homac Corp.                                                         1        17
                                                                          ------

 FOOD STORES - 2.2%
  Jusco Co.                                                          5       142
                                                                          ------

 GENERAL MERCHANDISE STORES - 3.0%
 Circle K Japan Co., Ltd.                                            1        51
 Ryohin Keikaku Co., Ltd.                                            2       137
                                                                          ------
                                                                             188
                                                                          ------

 HOME FURNISHINGS & EQUIPMENT - 1.1%
 Laox Co.                                                            4        56
 Yamada Denki Co.                                                    1        16
                                                                          ------
                                                                              72
                                                                          ------

 MISCELLANEOUS RETAIL - 2.2%
 Amway Japan Ltd.                                                    2        53
 Daimon Co., Ltd.                                                    1        12
 Matsumotokiyoshi Co.                                                1        33
 Seijo Corp.                                                         1        17
 Sundrug Co., Ltd.                                                   1        24
                                                                          ------
                                                                             139
                                                                          ------

 RESTAURANTS - 0.0%
 Sagami Chain Co., Ltd.                                            (a)         1
                                                                          ------
--------------------------------------------------------------------------------
SERVICES - 7.7%
 AMUSEMENT & RECREATION - 6.1%
 Mars Engineering Corp.                                              3        65
 Namco                                                               6       176
 Nintendo Corp., Ltd.                                                2       149
                                                                          ------
                                                                             390
                                                                          ------

 ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 1.6%
 Meitec Corp.                                                        5        99
                                                                          ------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 4.0%
 COMMUNICATIONS
 DDI Corp.                                                          (a)      175
 NTT Data Communications Systems Co.                                (a)       77
                                                                          ------
                                                                             252
                                                                          ------
--------------------------------------------------------------------------------
WHOLESALE TRADE - 1.1%
 DURABLE GOODS - 0.3%
 Royal Ltd.                                                         1         18
                                                                          ------

 NONDURABLE GOODS - 0.8%
 Echo Trading Co., Ltd.                                             4         55
                                                                          ------

TOTAL INVESTMENTS (cost of $5,386)(b)                                      5,054
                                                                          ------

SHORT-TERM OBLIGATIONS - 27.9%                                   PAR
--------------------------------------------------------------------------------
 Repurchase agreement with Bankers Trust
 Securities Corp., dated 02/28/97, due 03/03/97
 at 5.35%, collateralized by U.S. Treasury bonds
 with various maturities to 2019, market value
 $1,812 (repurchase proceeds $1,775)                         $ 1,774      1,774
                                                                         ------

FORWARD CURRENCY CONTRACTS (c) - 0.2%                                        10
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - (7.6)%                                   (482)
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                        $6,356
                                                                         ======

NOTES TO INVESTMENT PORTFOLIO:
(a) Rounds to less than one.
(b) Cost for federal income tax purposes is the same.
(c) As of February 28, 1997, the Fund had entered into the following forward currency exchange contracts:
                                                  NET UNREALIZED
 CONTRACTS     IN EXCHANGE      SETTLEMENT          APPRECIATION
 TO RECEIVE       FOR              DATE                (US $)
 ----------       ---              ----                ------
 JP 74,596        US $ 621        03/03/1997             $ 10




 See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                          FEBRUARY 28, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $5,386)                                $   5,054
                                                                  ---------
Short-term obligations                                                1,774
                                                                      6,828
Cash including foreign currencies (cost $7)                7
Unrealized appreciation on forward
 currency contracts                                       10
Receivable for:
 Expense reimbursement due from
 Adviser/Administrator                                   110
 Fund shares sold                                         60
 Dividends                                                 3
Deferred organization expenses                             1            191
                                                     -------      ---------
 Total Assets                                                         7,019

LIABILITIES
Payable for:
 Investments purchased                                   621
 Fund shares repurchased                                  20
Accrued:
 Management fee                                           10
 Other                                                    12
                                                     -------
 Total Liabilities                                                      663
                                                                  ---------

NET ASSETS                                                        $   6,356
                                                                  =========

Net asset value & redemption price per share -
Class A ($1,812/199)                                                  $9.11
                                                                  =========
Maximum offering price per share - Class A
($9.11/0.9425)                                                        $9.67 (a)
                                                                  =========
Net asset value & offering price per share -
Class B ($2,322/256)                                                  $9.06 (b)
                                                                  =========
Net asset value & redemption price per share -
Class D ($1,069/118)                                                  $9.06 (b)
                                                                  =========
Maximum offering price per share - Class D
($9.06/0.9900)                                                        $9.15
                                                                  =========
Net asset value, offering & redemption price
per share - Class Z ($1,153/126)                                      $9.13
                                                                  =========
(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997
                                  (UNAUDITED)


(in thousands)
INVESTMENT INCOME
Dividends                                                         $      10
Interest                                                                 28
                                                                  ---------
 Total Investment Income (net of nonrebatable
 foreign taxes withheld at source which
 amounted to $2)                                                         38

EXPENSES
Management fee                                       $    26
Administration fee                                         7
Service fee - Class A, Class B, Class D                    5
Distribution fee - Class B                                 7
Distribution fee - Class D                                 3
Transfer agent fee                                         7
Trustees fee                                               4
Bookkeeping fee                                           14
Audit fee                                                  9
Legal fee                                                  6
Custodian fee                                              5
Reports to shareholders                                    4
Registration fee                                          25
Other                                                      7
                                                     -------
                                                         129
Fees and expenses waived or borne by the
 Adviser/Administrator                                   (65)            64
                                                     -------      ---------
 Net Investment Loss                                                    (26)
                                                                  ---------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
 Investments                                            (123)
 Foreign currency transactions                             6
                                                     -------
 Net Realized Loss                                                     (117)
Net unrealized depreciation
 during the period                                                     (206)
                                                                  ---------
 Net Loss                                                              (323)
                                                                  ---------
Net Decrease in Net Assets from Operations                        $    (349)
                                                                  =========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                         (Unaudited)
                                         Six months
                                           ended                Period ended
(in thousands)                           February 28              August 31
                                         -----------            ------------
INCREASE (DECREASE) IN NET ASSETS            1997                 1996 (a)
Operations:
Net investment loss                      $     (26)              $      (6)
Net realized loss                             (117)                     (6)
Net unrealized depreciation                   (206)                   (126)
                                         ---------               ---------
 Net Decrease from Operations                 (349)                   (138)
                                         ---------               ---------
Fund Share Transactions:
Receipts for shares sold - Class A           1,360                   1,142
Cost of shares repurchased - Class A          (527)                    (33)
                                         ---------               ---------
                                               833                   1,109
                                         ---------               ---------
Receipts for shares sold - Class B           1,882                   1,246
Cost of shares repurchased - Class B          (628)                     (1)
                                         ---------               ---------
                                             1,254                   1,245
                                         ---------               ---------
Receipts for shares sold - Class D             846                     483
Cost of shares repurchased - Class D          (189)                   -
                                         ---------               ---------
                                               657                    483
                                         ---------               ---------
Receipts for shares sold - Class Z              13                   1,250
Cost of shares repurchased - Class Z            (1)                    -
                                         ---------               ---------
                                                12                   1,250
                                         ---------               ---------
 Net Increase from Fund Share
 Transactions                                2,756                   4,087
                                         ---------               ---------
 Total Increase                              2,407                   3,949
NET ASSETS
Beginning of period                          3,949                     -
                                         ---------               ---------
End of period (including accumulated
 net investment loss of $52 and $6,
 respectively)                           $   6,356               $   3,949
                                         =========               =========



(a) The Fund commenced investment operations on June 3, 1996.

Continued on next page.


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                         (Unaudited)
                                         Six months
                                           ended                Period ended
(in thousands)                           February 28              August 31
                                         -----------            ------------
NUMBER OF FUND SHARES                       1997                   1996 (a)

Sold - Class A                                 146                     113
Repurchased - Class A                          (57)                     (3)
                                         ---------               ---------
                                                89                     110
                                         ---------               ---------
Sold - Class B                                 201                     123
Repurchased - Class B                          (68)                     (b)
                                         ---------               ---------
                                               133                     123
                                         ---------               ---------
Sold - Class D                                  90                      49
Repurchased - Class D                          (21)                    -
                                         ---------               ---------
                                                69                      49
                                         ---------               ---------
Sold - Class Z                                   1                     125
Repurchased - Class Z                          (b)                     -
                                         ---------               ---------
                                                 1                     125
                                         ---------               ---------











(a) The Fund commenced investment operations on June 3, 1996.

(b) Rounds to less than one.


See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                         FEBRUARY 28, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Newport Japan Fund (the Fund), a series of Colonial Trust II, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund, a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of Japanese companies. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class D, and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class D service fee and Class B and Class D distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class D net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class D shares and the distribution fee applicable to Class B and Class D shares only.

Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class D shares and the distribution fee applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Newport Fund Management (the Adviser) is the investment Adviser of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets.

ADMINISTRATION FEE:  Colonial Management Associates, Inc. (the
Administrator) provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the six months ended February 28, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $4,404 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $7,333 and none on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class D net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class D shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the period ended February 28, 1997, purchases and sales of investments, other than short-term obligations, were $2,175,489 and $124,062 respectively.

Unrealized appreciation (depreciation) at February 28, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

          Gross unrealized appreciation            $   242,832
          Gross unrealized depreciation               (574,838)
                                                   -----------
             Net unrealized depreciation           $  (332,006)
                                                   ===========
OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
At February 28, 1997, the Fund had one shareholder, Liberty Financial Companies, who owned greater than 5% of the Fund's shares outstanding.

NOTE 6.  COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
   Capital paid in                                $     6,837
   Accumulated net investment loss                        (52)
   Accumulated net realized loss                          (97)
   Net unrealized depreciation                           (332)
                                                  -----------
                                                  $     6,356
                                                  ===========

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout the period are as follows:

                                                                      (Unaudited)
                                                               Six months ended February 28
                                          -----------------------------------------------------------------------
                                                                           1997
                                           Class A            Class B               Class D             Class Z
                                          ---------          ----------           -----------          ----------
Net asset value - Beginning of period     $   9.710          $    9.690           $     9.690          $    9.720
                                          ---------          ----------           -----------          ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)                   (0.029)             (0.064)               (0.064)             (0.017)
Net realized and unrealized loss (b)         (0.571)             (0.566)               (0.566)             (0.573)
                                          ---------          ----------           -----------          ----------
   Total from Investment Operations          (0.600)             (0.630)               (0.630)             (0.590)
                                          ---------          ----------           -----------          ----------
Net asset value - End of period           $   9.110          $    9.060           $     9.060          $    9.130
                                          =========          ==========           ===========          ==========
Total return (d)(e)(f)                       (6.18)%             (6.50)%               (6.50)%             (6.07)%
                                          =========          ==========           ===========          ==========

RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                               2.00%               2.75%                 2.75%               1.75%
Net investment loss (g)(h)                  (0.61)%             (1.36)%               (1.36)%             (0.36)%
Fees and expenses waived or borne by the
 Adviser/Administrator (g)(h)                 2.38%               2.38%                 2.38%               2.38%
Portfolio turnover (f)                           3%                  3%                    3%                  3%
Average commission rate                   $  0.2058          $   0.2058           $    0.2058          $   0.2058
Net assets at end of period (000)         $   1,812          $    2,322           $     1,069          $    1,153


(a) Net of fees and expenses waived or borne by the Adviser/Administrator
      which amounted to:                  $   0.111          $    0.111           $     0.111          $    0.111
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on June 3, 1996.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout the period are as follows:

                             Period ended August 31
       --------------------------------------------------------------------
                                    1996 (c)
        Class A           Class B             Class D             Class Z
       --------           --------            --------            --------

       $ 10.000           $ 10.000            $ 10.000            $ 10.000
       --------           --------            --------            --------


         (0.016)            (0.034)             (0.034)             (0.010)
         (0.274)            (0.276)             (0.276)             (0.270)
       --------           --------            --------            --------
         (0.290)            (0.310)             (0.310)             (0.280)
       --------           --------            --------            --------
       $  9.710           $  9.690            $  9.690            $  9.720
       ========           ========            ========            ========
         (2.90)%            (3.10)%             (3.10)%             (2.80)%
       ========           ========            ========            ========


          2.00%              2.75%               2.75%               1.75%
        (0.66)%             (1.41)%             (1.41)%             (0.41)%

          9.13%              9.13%               9.13%               9.13%
           --                --                  --                  --
       $ 0.1794           $ 0.1794            $ 0.1794            $ 0.1794
       $  1,066           $  1,197            $    472            $  1,214




       $  0.230           $  0.230            $  0.230            $  0.230

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ........... press 1

For account information ............................................. press 2

To speak to a Colonial representative ............................... press 3

For yield and total return information .............................. press 4

For duplicate statements or new supply of checks .................... press 5

To order duplicate tax forms and year-end statements ................ press 6
(February through May)

To review your options at any time during your call ................. press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

*Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Newport Japan Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Newport Japan Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Newport Japan Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[logo] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board and Director, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            JF-03/451D-0297 M (4/97)